1 | FCPT | Q1 2023 www.fcpt .comSUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q1 2023 FOUR CORNERS PROPERTY TRUST N YS E : F C P T

2 | FCPT | Q1 2023 C AU T I O N AR Y N O T E R E G AR D I N G F O R W AR D - L O O K I N G S T AT E M E N T S This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward- looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward- looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2022, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission.

3 | FCPT | Q1 2023 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre and Revenue and Property Expense Detail 17

4 | FCPT | Q1 2023 CONSOLIDATING BALANCE SHEET As of 12/31/2022 ($000s, except shares and per share data) Unaudited Real Estate Operations Restaurant Operations Elimination Consolidated FCPT Consolidated FCPT ASSETS Real estate investments: Land 1,117,422$ 7,456$ -$ 1,124,878$ 1,115,827$ Buildings, equipment and improvements 1,534,157 15,244 - 1,549,401 1,539,875 Total real estate investments 2,651,579 22,700 - 2,674,279 2,655,702 Less: accumulated depreciation (707,679) (7,007) - (714,686) (706,702) Real estate investments, net 1,943,900 15,693 - 1,959,593 1,949,000 Intangible lease assets, net 102,113 - - 102,113 106,206 Total real estate investments and intangible lease assets, net 2,046,013 15,693 - 2,061,706 2,055,206 Real estate held for sale - - - - 7,522 Cash and cash equivalents 30,689 710 - 31,399 26,296 Straight-line rent adjustment 61,650 - - 61,650 61,027 Deferred tax assets - 1,033 - 1,033 988 Other assets 9,372 4,456 - 13,828 12,272 Derivative assets 27,888 - - 27,888 35,276 Investment in subsidiary 16,503 - (16,503) - - Intercompany receivable 475 - (475) - - Total Assets 2,192,590$ 21,892$ (16,978)$ 2,197,504$ 2,198,587$ LIABILITIES AND EQUITY Liabilities: Term loan ($430,000, net of deferred financing costs) 424,537$ -$ -$ 424,537$ 424,134$ Revolving facility ($250,000 capacity) - - - - - Unsecured notes ($575,000, net of deferred financing costs) 571,504 - - 571,504 571,343 Rent received in advance 12,876 - - 12,876 11,710 Derivative liabilities 658 - - 658 9 Dividends payable 29,203 - - 29,203 29,064 Other liabilities 20,421 5,338 - 25,759 24,017 Intercompany payable - 475 (475) - - Total liabilities 1,059,199$ 5,813$ (475)$ 1,064,537$ 1,060,277$ Equity: Preferred stock -$ -$ -$ -$ -$ Common stock 9 - - 9 9 Additional paid-in capital 1,112,936 16,503 (16,503) 1,112,936 1,104,522 Accumulated other comprehensive income (loss) 23,285 - - 23,285 30,944 Noncontrolling interest 2,240 - - 2,240 2,259 Retained earnings (accumulated deficit) (5,079) (424) - (5,503) 576 Total equity 1,133,391$ 16,079$ (16,503)$ 1,132,967$ 1,138,310$ Total Liabilities and Equity 2,192,590$ 21,892$ (16,978)$ 2,197,504$ 2,198,587$ As of 3/31/2023

5 | FCPT | Q1 2023 CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Unaudited 2023 2022 Revenues: Rental revenue 52,197$ 46,903$ Restaurant revenue 7,755 7,494 Total revenues 59,952 54,397 Operating expenses: General and administrative 6,055 5,269 Depreciation and amortization 12,176 9,704 Property expenses 3,167 1,849 Restaurant expenses 7,295 6,883 Total operating expenses 28,693 23,705 Interest expense (9,918) (8,375) Other income, net 300 57 Realized gain on sale, net 1,562 - Income tax expense (48) (88) Net income 23,155 22,286 Net income attributable to noncontrolling interest (31) (31) Net Income Attributable to Common Shareholders 23,124$ 22,255$ Basic net income per share 0.27$ 0.28$ Diluted net income per share 0.27$ 0.28$ Regular dividends declared per share 0.3400$ 0.3325$ Weighted-average shares outstanding: Basic 85,833,602 80,195,140 Diluted 86,095,554 80,346,024 Three Months Ended March 31,

6 | FCPT | Q1 2023 FFO & AFFO RECONCIL IATION ___________________________ (1) Amount represents non-cash deferred income tax benefit recognized at the Kerrow Restaurant Business (2) Assumes the issuance of common shares for OP units held by non-controlling interest ($000s, except shares and per share data) Unaudited 2023 2022 Net income 23,155$ 22,286$ Depreciation and amortization 12,144 9,668 Realized gain on sales of real estate (1,562) - FFO (as defined by NAREIT) 33,737$ 31,954$ Straight-line rental revenue (1,304) (1,642) Deferred income tax (benefit) expense (1) (44) - Stock-based compensation 1,767 1,500 Non-cash amortization of deferred financing costs 564 468 Non-real estate investment depreciation 32 36 Other non-cash revenue adjustments 494 530 Adjusted Funds From Operations (AFFO) 35,246$ 32,846$ Fully diluted shares outstanding(2) 86,210,113 80,460,583 FFO per diluted share 0.39$ 0.40$ AFFO per diluted share 0.41$ 0.41$ Three Months Ended March 31,

7 | FCPT | Q1 2023 NET ASSET VALUE COMPONENTS ___________________________ (1) See glossary on page 16 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 72% of portfolio annual cash base rent. Reporting for non-restaurant sector not included as most non-restaurant tenants do not report financial data. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the year ending November 2022 and updated average trailing twelve months brand average margins and sales for the quarter ended February 2023 (2) Lease term weighted by annual cash base rent (ABR) as defined in glossary (3) Current scheduled minimum contractual rent as of 3/31/2023 (4) FCPT acquired 10 properties and leasehold interests in Q1 2023; FCPT had three dispositions in the quarter Real Estate Portfolio as of 3/31/2023 Purchase Price ($000s) # of Rental Leases Total Square Feet (000s) Avg. Rent Per Square Foot ($) Tenant EBITDAR Coverage(1) Lease Term Remaining (Yrs)(2) Annual Cash Base Rent ($000s)(3) % Total Cash Base Rent(3) Darden - 441 3,427 31 5.7x 7.1 105,890 54.1% Other restaurant - 388 1,850 32 2.7x 10.4 59,804 30.6% Non-restaurant - 220 1,535 20 n/a 6.3 30,004 15.3% Total Owned Portfolio - 1,049 6,812 29 4.6x 8.0 195,698 100.0% Q1 2023 Transaction Activity(4) Leases acquired 19,884 10 63 22 n/a 6.5 1,364 0.7% Leases sold 12,137 3 17 43 n/a 19.9 (744) (0.4%) Tangible Assets Book Value ($000s) Cash, cash equivalents, and restricted cash 31,399$ Other tangible assets 8,213 Total Tangible Assets 39,612$ Debt Face Value ($000s) Term loan 430,000$ Senior fixed rate notes 575,000 Revolving credit facility - Total Debt 1,005,000$ Tangible Liabilities Book Value ($000s) Dividends payable 29,203$ Rent received in advance, accrued interest, and other accrued expenses 24,313 Total Tangible Liabilities 53,516$ Shares Outstanding Common stock (shares outstanding as of 3/31/2023) 86,088,900 Operating partnership units (OP units outstanding as of 3/31/2023) 114,559 Total Common Stock and OP Units Outstanding 86,203,459

8 | FCPT | Q1 2023 C APITALIZ ATION & KEY CREDIT METRICS ___________________________ (1) First quarter 2023 dividend was declared on 3/13/2023, payable on 4/14/2023 (2) Principal debt amount less cash and cash equivalents (3) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income % of Market Capitalization Equity: Share price (3/31/2023) 26.86$ Shares and OP units outstanding (3/31/2023) 86,203,459 Equity Value 2,315,425$ 69.7% Debt: Term loan 430,000$ 13.0% Revolving credit facility - 0.0% Unsecured notes 575,000 17.3% Total Debt 1,005,000$ 30.3% Total Market Capitalization 3,320,425$ 100.0% Less: cash (31,399) Implied Enterprise Value 3,289,026$ Dividend Data (fully diluted) Q1 2023 Common dividend per share(1) $0.3400 AFFO per share $0.41 AFFO payout ratio 83.2% Credit Metrics Net Debt(2) Adjusted EBITDAre (3) Ratio Net debt to Adjusted EBITDAre 973,601$ 175,142$ 5.6x Q1 2023 Capitalization ($000s, except shares and per share data)

9 | FCPT | Q1 2023 DEBT SUMMARY ___________________________ (1) Borrowings under the term loans accrue interest at a rate of daily SOFR plus 0.10% plus a 0.95%-1.00% credit spread. FCPT has entered into interest rate swaps that fix 81% of the term loans’ rate exposure through November 2023, 76% through November 2024, 64% through November 2025, and 64% through November 2026. The all-in cash interest rate on the portion of the term loan that is fixed and including the credit spread is approximately 3.0% for 2023, 2.8% for 2024, 2.5% for 2025, and 3.1% for 2026. A daily simple SOFR rate of 4.87% as of 3/31/2023 is used for the 19% of term loans that are not fixed through hedges (2) These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization of net hedge losses is currently $624 thousand per year (3) As of 3/31/2023, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered (4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes Debt Type Maturity Date Balance as of March 31, 2023 ($000s) % of Debt Cash Interest Rate as of March 31, 2023(4) Weighted Average Maturity (Yrs.) Credit Facility(1) Revolving facility Nov-2025 -$ - - 2.6 Term loan Nov-2025 150,000 14.9% 3.53% 2.6 Term loan Nov-2026 100,000 10.0% 3.53% 3.6 Term loan Jan-2027 90,000 9.0% 3.48% 3.8 Term loan Jan-2028 90,000 9.0% 3.48% 4.8 Principal Amount 430,000$ Unsecured Notes(2) A Jun-2024 50,000$ 5.0% 4.68% 1.2 C Dec-2026 50,000 5.0% 4.63% 3.7 B Jun-2027 75,000 7.5% 4.93% 4.2 D Dec-2028 50,000 5.0% 4.76% 5.7 G Apr-2029 50,000 5.0% 2.74% 6.1 E Jun-2029 50,000 5.0% 3.15% 6.2 F Apr-2030 75,000 7.5% 3.20% 7.0 I Mar-2031 50,000 5.0% 3.09% 8.0 H Apr-2031 50,000 5.0% 2.99% 8.1 J Mar-2032 75,000 7.5% 3.11% 9.0 Principal Amount 575,000$ Mortgages Payable(3) None - - - - Total/Weighted Average 1,005,000$ 100.0% 3.64% 5.0 Unamortized Deferred Financing Costs Credit facility (5,463)$ Unsecured notes (3,496) Debt Carrying Value (GAAP) 996,041$ Fixed rate 925,000$ 92% Variable rate 80,000$ 8% Credit Rating (Fitch/Moody's): BBB/Baa3

10 | FCPT | Q1 2023 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 3/31/2023 (1) The revolving credit facility expires on November 9, 2025 subject to FCPT’s availability to extend the term for one additional six-month period to May 9, 2026 Current Debt Maturity Schedule ($ millions) $50 $75 $50 $150 $100 $90 $90 $250 $0 $50 $150 $165 $140 $100 $75 $100 $75 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes 5.0-year weighted average term for notes/term loans 92% fixed rate debt 3.64% weighted average cash interest rate $250 million available on revolver (1) 0% 5% 15% 16% 10% 7% 10%14%% of Total Debt Outstanding 7%15%

11 | FCPT | Q1 2023 DEBT COVENANTS As of March 31, 2023 Covenants Q1 2023 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 35.8% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 4.6x Limitation on unencumbered leverage ≤ 60% 36.2% Unencumbered interest coverage ratio ≥ 1.75x 5.3x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants

12 | FCPT | Q1 2023 PROPERTY LOCATIONS BY BRAND 1,049 Leases (1) 131 Brands ___________________________ Figures as of 3/31/2023 (1) FCPT owns 1,030 rental properties as of 3/31/2023 with 1,049 leases Lease Count: Olive Garden (312) Longhorn Steakhouse (115) Chili’s (82) KFC (33) Buffalo Wild Wings (28) Caliber Collision (28) Burger King (22) Red Lobster (21) Arby’s (16) NAPA Auto Parts (16) Bob Evans (15) WellNow Urgent Care (15) Starbucks (14) BJ’s Restaurant (12) Outback Steakhouse (12) Taco Bell (12) Verizon (12) Texas Roadhouse (11) Tires Plus (11) Bahama Breeze (10) Other (252)

13 | FCPT | Q1 2023 40% 312 Units 11% 115 Units 8% 82 Units 2% 14 Units Other Restaurants 22% 306 units 56 brands Non-Restaurant Retail 15% / 220 units / 68 brands Other Darden(2) BRAND DIVERSIF ICATION ___________________ (1) Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 3/31/2023, as defined in glossary (2) Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants (3) Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies from Fitch, S&P or Moody's FCPT total ABR(1): $195.7 million % Investment Grade(3): 61% FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR(1) 1 Olive Garden 312 2,654 40.4% 2 Longhorn Steakhouse 115 645 11.4% 3 Chili's 82 450 8.5% 4 Buffalo Wild Wings 28 171 2.8% 5 Red Lobster 21 156 2.4% 6 Caliber Collision 28 390 1.7% 7 Bahama Breeze 10 92 1.7% 8 KFC 33 95 1.7% 9 Burger King 22 71 1.6% 10 BJ's Restaurant 12 98 1.5% 11 Bob Evans 15 83 1.4% 12 WellNow Urgent Care 15 59 1.2% 13 Outback Steakhouse 12 81 1.0% 14 Arby's 16 50 0.9% 15 NAPA Auto Parts 16 114 0.8% 16 Texas Roadhouse 11 81 0.8% 17 Starbucks 14 32 0.8% 18 Fresenius 9 72 0.7% 19 Verizon 12 34 0.7% 20 Tires Plus 11 70 0.7% 21 National Tire & Battery 10 69 0.7% 22 Taco Bell 12 30 0.5% 23 Chick-Fil-A 8 39 0.5% 24 Firestone 5 41 0.5% 25 Aspen Dental 7 25 0.5% 26-131 Other 213 1,110 15.0% Total Lease Portfolio 1,049 6,812 100%

14 | FCPT | Q1 2023 % ABR(1) ≥10.0% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% 1.0%–2.0% <1.0% No Properties MN SD NJ OHINIL VT NHID AL AZ AR CA CO CT DE FL GA IA KS KY LA ME MD MA MI MS MO MT NE NV NM NY NC ND OK OR PA RI SC TN TX UT VA WA WV WI WY GEOGRAPHIC DIVERSIF ICATION ___________________________ (1) Annual cash base rent (ABR) as defined in glossary. Includes one property in Alaska (not pictured) State % ABR Leases TX 10.5% 86 TN 3.0% 30 AL 2.5% 33 OK 1.7% 18 AR 1.0% 10 FL 9.7% 82 MD 2.9% 33 CA 2.3% 15 LA 1.7% 18 Other 7.2% 73 OH 6.8% 75 NY 2.8% 30 WI 2.2% 30 KY 1.6% 20 IL 6.5% 70 VA 2.7% 28 CO 2.2% 25 KS 1.5% 14 GA 5.6% 59 NC 2.6% 30 MS 2.2% 24 AZ 1.4% 14 IN 4.3% 64 PA 2.5% 23 MO 1.8% 22 MN 1.4% 12 MI 4.0% 51 SC 2.5% 29 IA 1.8% 23 NV 1.2% 8

15 | FCPT | Q1 2023 0.4% 2.1% 2.5% 2.7% 13.8% 12.6% 11.1% 10.5% 10.6% 7.2% 13.1% 1.5% 1.7% 3.0% 1.6% 0.4% 0.4% 1.5% 0.9% 0.4% 0.0% 1.9% 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 3/31/2023 (1) Annual cash base rent (ABR) as defined in glossary (2) Occupancy based on portfolio square footage Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.9% occupied2 as of 3/31/2023 Weighted average lease term of 8.0 years Less than 7.8% of rental income matures prior to 2027

16 | FCPT | Q1 2023 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 3/31/2023 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated quarterly by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

17 | FCPT | Q1 2023 ___________________________ (1) See glossary on page 16 for non-GAAP definitions (2) Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes (In thousands) Unaudited 2023 2022 Net Income 23,155$ 22,286$ Adjustments: Interest expense 9,918 8,375 Income tax expense (benefit) 48 88 Depreciation and amortization 12,176 9,704 EBITDA(1) 45,297 40,453 Adjustments: Gain on dispositions and exchange of real estate (1,562) - Provision for impairment of real estate - - EBITDAre (1) 43,735 40,453 Adjustments: Real estate transaction costs 51 71 Gain or loss on extinguishment of debt - - Adjusted EBITDAre (1) 43,786 40,524 Annualized Adjusted EBITDAre 175,142$ 162,096$ Three Months Ended March 31, (In thousands) 2023 2022 Rental revenue 49,674$ 45,343$ Tenant reimbursement revenue 2,523 1,560 Total Rental Revenue 52,197$ 46,903$ (In thousands) 2023 2022 Tenant expense reimbursed 2,523$ 1,560$ Other non-reimbursed property expenses (2) 644 289 Total Property Expenses 3,167$ 1,849$ Rental Revenue Property Expenses Three Months Ended March 31, Three Months Ended March 31, Reconciliation of Net Income to Adjusted EBITDAre Rental Revenue and Property Expense Detail RECONCIL IATION SCHEDULES

18 | FCPT | Q1 2023 www.fcpt .comSUPPLEMENTAL FINANCI AL & OPERATING INFORMATION | Q1 2023 FOUR CORNERS PROPERTY TRUST N YS E : F C P T